                             LIFECODES CORPORATION

      Number         [Logo]                                               Shares

LC__________                                                          __________

                                                               CUSIP 532188 10 9

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  COMMON STOCK

This Certifies That






is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.10 PAR VALUE PER
                                   SHARE OF

                             LIFECODES CORPORATION
(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation of the Corporation and all amendments thereto.
         This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:




-------------------------------------                 --------------------------
President and Chief Executive Officer                 Secretary



         The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common                     UNIF GIFT MIN ACT-______Custodian_______
   TEN ENT - as tenants by the entireties                               (Cust)         (Minor)
   JT TEN  - as joint tenants with right of                under Uniform Gifts to Minors
             survivorship and not as tenants               Act___________
             in common                                         (State)


            Additional abbreviations may also be used though not in
                                the above list.

         For Value Received, ___________________________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE



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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
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Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated__________________


                         -------------------------------------------------------
                  NOTICE:THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                         THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                         OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:



----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKDERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALION PROGRAM),
PURSUANT TO S.E.C. RULE 17AD-15.